                                                  Exhibit 10(b)
                                                  -------------
                                                   ( 1 of 2 )


1801 Pennsylvania Avenue, N.W.
Washington, D.C. 20006




                                                  August 2, 1994


British Telecommunications plc
BT Centre
81 Newgate Street
London EC1A 7AJ
England
Attention:  Mr. Colin R. Green
                Solicitor and Chief Legal Advisor


Dear Sirs:

     Reference is made to the Amended and Restated Investment Agreement, dated as of January 31, 1994 (the "Investment Agreement"), between you and us. This will confirm, in accordance with Section 14.6(b) of the Investment Agreement, our agreement that effective as of today Section 13.1(b) of the Investment Agreement be amended and restated to read in its entirety as follows:

     "(b) Expiration Date. By the Company or BT by written notice to the other party at any time after November 30, 1994 if any condition is not waived or satisfied within the period ending on such date until such time as all conditions are waived or satisfied; provided, however, that if any condition shall not have been waived or satisfied within such period due to the willful act or omission of one of the parties, that party may not terminate this Agreement."

     Except as expressly provided herein, this letter agreement shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Investment Agreement.









                                                   Exhibit 10(b)
                                                   -------------
                                                    ( 2 of 2 )


Mr. Colin R. Green            -2-                 August 2, 1994


     This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York and may be executed in one or more counterparts.


                         Very truly yours,

                         MCI COMMUNICATIONS
                         CORPORATION

                         By:
                         Title:

Accepted and Agreed:

BRITISH TELECOMMUNICATIONS plc

By:
Title: